EXHIBIT 99.1

FINAL TRANSCRIPT

Conference Call Transcript

QD - QuadraMed Corp Rings Opening Bell at American Stock Exchange

Event Date/Time: Aug. 19. 2004 / NTS ET
Event	Duration:	N/A

CORPORATE PARTICIPANTS

Larry English

Quadramed Corporation - Chairman, CEO

CONFERENCE CALL PARTICIPANTS

Peter Quick

American Stock Exchange - President

Jan Branstrader

American Stock Exchange - Analyst

PRESENTATION

Peter Quick - American Stock Exchange - President

Good morning. Today I’m happy to welcome Quadramed Corporation to the American Stock Exchange. Quadramed begins trading today under the symbol QD with Kellogg Group. Quadramed Software products and services focused on the financial and clinical needs of hospitals.

From clinical and patient record management to the organization of revenue cycle and health information, Quadramed provides real world solutions that help health care professionals deliver efficient and outstanding patient care.

Please join me in a big round of applause for Quadramed. And joining me, ringing the opening bell from Quadramed is the Chairman and CEO, Larry English.

Please give him a warm AMEX welcome as I invite him to say a few words.

Larry English - Quadramed Corporation - Chairman, CEO

Thank you very much, thank you Peter, thank you American Stock Exchange. This is a great day for our company. Obviously, we’re going to be delighted with greater liquidity for our stock, a wider audience and greater awareness of who we are. But ladies and gentlemen, this is a very prestigious move for Quadramed being on the American Stock Exchange, will mean a great deal to our employees and our customers. Thank you very much.

Jan Branstrader - American Stock Exchange - Analyst

Hi, I’m Jan Branstrader at the American Stock Exchange where just a few moments ago, Quadramed Corporation rang the opening bell to celebrate its listing on the AMEX.

Joining me now is Larry English, Chairman and CEO of Quadramed Corporation. Welcome to New York.

Larry English - Quadramed Corporation - Chairman, CEO

Thank you Jan, good to be here.

Jan Branstrader - American Stock Exchange - Analyst

Can you tell us a little bit about Quadramed?

Larry English - Quadramed Corporation - Chairman, CEO

I’d love to. Quadramed technically is a healthcare information technology company, but I think of this as almost a thousand healthcare professionals and IT professionals putting together creative solutions that enable hospital administrators to improve the revenue cycle, to keep track of their patients records and most importantly, create technology solutions that help clinicians avoid medical errors and improve the quality and efficiency with which healthcare is delivered. We’re in a very, very important sector of our economy.

FINAL TRANSCRIPT

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

Jan Branstrader - American Stock Exchange - Analyst

What part of the country do you specialize in or are you national?

Larry English - Quadramed Corporation - Chairman, CEO

We’re mostly in the United States, and we’re all over the United States. We have a small operation in Australia, some business in New Zealand, a little bit of business in the U.K.

Jan Branstrader - American Stock Exchange - Analyst

Do you want to talk about some of your products?

Larry English - Quadramed Corporation - Chairman, CEO

I’d love to talk about some of our products. Our principal products, and I don’t want to get too technical, our principal products are enterprise software for the acute care hospital.

Now, we have some rehabilitation hospitals and so forth, but we only focus on the acute care market and we develop and solve, implement and service products that take the patient from registration through their time in the hospital, maintaining the record and creating the record that enables the hospital to collect its receivables. That’s what we call our revenue cycle products.

We have medical records products that take all of the medical records and convert them into DRGs for reimbursement purposes and we have clinical products. Clinical products that enable clinicians that have the information they need at the bedside when they’re treating the patient so that we avoid medical errors, so that they improve the quality of care they deliver and just overall do a better job.

Jan Branstrader - American Stock Exchange - Analyst

Well how do you differ from your competitors?

Larry English - Quadramed Corporation - Chairman, CEO

Well, we’re up against some pretty big competitors, so we’ve got to be very innovative. And we’ve been able to distinguish ourselves in a couple of ways. One, we’re very flexible. All of our products are modularized, so we can give a hospital a very quick return on its investment by integrating some of our products with their legacy systems.

So in other words, they don’t have to change out their whole IT environment in order to get the benefit of some of our products. And we really prided ourselves on that ability. That is the ability, if the hospital was fully integrated, applications across the board, fine, if we can do that. But if they only want to buy certain segments of what we offer them, we sell it on a modularized basis. That gives us a cost advantage and obviously a flexibility advantage. Frankly, the other way we differentiate ourselves from our competitors is our stuff is really good. We have healthcare professionals developing applications that, for an environment, they’re familiar with. They’ve worked in hospitals, they understand the hospital environment, they understand what the users are going to be able to do with this technology.

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FINAL TRANSCRIPT

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

And our customers love us as a consequence. So, if we can get a prospect to visit an existing customer site, we’re well on our way to selling that prospect because our existing customers are our best salespeople. So the functionality of our products, the way they work, the user friendly nature of them is another way we distinguish ourselves.

Jan Branstrader - American Stock Exchange - Analyst

Where do you want Quadramed to be in five years?

Larry English - Quadramed Corporation - Chairman, CEO

Well, I am very focused on running a growing and profitable company. We’re not giving forward-looking statements, I’m not going to make projections about what the revenue level is going to be but I will say this. We’re in a sector of the market that is, by most estimates $20 billion going to $30 billion in the United States alone.

We have a very small percentage of that. That sector is growing by at least 15% a year. We have not been growing at that rate but we’re beginning to. We want to be a large, profitable, growing company that is recognized as the leader in the industry. And I’ve made that commitment at our industry association meeting that we are going to be a leader in this industry.

And that means a leader in the eyes of our customers for the quality of our products. It means leadership in terms of the eyes of our employees and how proud they are to work for our company and how good they feel about what we do and the value we add. And a leader in the eyes of our shareholders for the profits that we earn.

We believe very strongly and I have believed this all of my career, the profits of the reward you get for adding value, we’re capable of adding a lot of value that is needed in the healthcare system and that’s what we work on every single day. We do that, things are going to work out well.

Jan Branstrader - American Stock Exchange - Analyst

Well how is being listed on the American Stock Exchange going to help you achieve that goal?

Larry English - Quadramed Corporation - Chairman, CEO

Well, it helps in a number of ways. I mean, the obvious ways, there is increased liquidity for our stock and there’s now a wider audience of people who will know who we are and frankly are able to buy our stock once we’re listed on an exchange like the American Stock Exchange.

But maybe most important of all, it’s the prestige. It’s the prestige of being associated with the American Stock Exchange with all its wonderful history and tradition. It will be incredibly meaningful and a great boost of morale to our employees and very meaningful to our existing and prospective customers.

Jan Branstrader - American Stock Exchange - Analyst

Well, thank you Larry.

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© 2004 2002 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

Larry English - Quadramed Corporation - Chairman, CEO

Thank you. It’s been great.

Jan Branstrader - American Stock Exchange - Analyst

I’ve been speaking to Larry English, Chairman and CEO of Quadramed Corporation.

I’m Jan Branstrader at the American Stock Exchange.

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© 2004 2002 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.